                                                          EXHIBIT (99)(m)

                                                Director/Executive Officer


                             CONSENT

     In the Joint Proxy Statement/Prospectus included in the Registration Statement on Form S-4 to which this Consent is an exhibit (the "Joint Proxy Statement/Prospectus"), I am named as a person who is, or in connection with the consummation of the IFC Merger or the CB Merger (as those terms are used in the Joint Proxy Statement/Prospectus) will be or become, a director of Pinnacle Financial Services, Inc., as the surviving corporation in the IFC Merger and/or the CB Merger ("Pinnacle"). I hereby consent to being so named and confirm my consent to serve in such capacity. In addition, to the extent I am named in the Joint Proxy Statement/Prospectus as a person who is, or will be or become, an Executive Officer or other officer of Pinnacle or a director or officer of any subsidiary thereof, I hereby consent to being so named and confirm my consent to serve in such capacity.

Date:                         Signature:


                               /s/ Richard L. Schanze
June 12, 1997                ---------------------------
                              Name:  Richard L. Schanze

                                                  Director/Executive Officer


                             CONSENT

     In the Joint Proxy Statement/Prospectus included in the Registration Statement on Form S-4 to which this Consent is an exhibit (the "Joint Proxy Statement/Prospectus"), I am named as a person who is, or in connection with the consummation of the IFC Merger or the CB Merger (as those terms are used in the Joint Proxy Statement/Prospectus) will be or become, a director of Pinnacle Financial Services, Inc., as the surviving corporation in the IFC Merger and/or the CB Merger ("Pinnacle"). I hereby consent to being so named and confirm my consent to serve in such capacity. In addition, to the extent I am named in the Joint Proxy Statement/Prospectus as a person who is, or will be or become, an Executive Officer or other officer of Pinnacle or a director or officer of any subsidiary thereof, I hereby consent to being so named and confirm my consent to serve in such capacity.

Date:                         Signature:


                                /s/  Arnold L. Weaver
June 12, 1997                -------------------------------
                              Name:  Arnold L. Weaver

                                                  Director/Executive Officer


                             CONSENT

     In the Joint Proxy Statement/Prospectus included in the Registration Statement on Form S-4 to which this Consent is an exhibit (the "Joint Proxy Statement/Prospectus"), I am named as a person who is, or in connection with the consummation of the IFC Merger (as that term is used in the Joint Proxy Statement/ Prospectus) will be or become, a director of Pinnacle Financial Services, Inc., as the surviving corporation in the IFC Merger ("Pinnacle"). I hereby consent to being so named and confirm my consent to serve in such capacity. In addition, to the extent I am named in the Joint Proxy Statement/Prospectus as a person who is, or will be or become, an Executive Officer or other officer of Pinnacle or a director or officer of any subsidiary thereof, I hereby consent to being so named and confirm my consent to serve in such capacity.

Date:                         Signature:


                                 /s/ Donald A. Lesch
June 12, 1997                --------------------------------
                              Name:  Donald A. Lesch

                                                  Director/Executive Officer


                             CONSENT

     In the Joint Proxy Statement/Prospectus included in the Registration Statement on Form S-4 to which this Consent is an exhibit (the "Joint Proxy Statement/Prospectus"), I am named as a person who is, or in connection with the consummation of the IFC Merger (as that term is used in the Joint Proxy Statement/ Prospectus) will be or become, a director of Pinnacle Financial Services, Inc., as the surviving corporation in the IFC Merger ("Pinnacle"). I hereby consent to being so named and confirm my consent to serve in such capacity. In addition, to the extent I am named in the Joint Proxy Statement/Prospectus as a person who is, or will be or become, an Executive Officer or other officer of Pinnacle or a director or officer of any subsidiary thereof, I hereby consent to being so named and confirm my consent to serve in such capacity.

Date:                         Signature:


                               /s/  Howard Silverman
June 12, 1997                -------------------------------
                              Name:  Howard Silverman

                                                   Director/Executive Officer


                             CONSENT

     In the Joint Proxy Statement/Prospectus included in the Registration Statement on Form S-4 to which this Consent is an exhibit (the "Joint Proxy Statement/Prospectus"), I am named as a person who is, or in connection with the consummation of the CB Merger (as that term is used in the Joint Proxy Statement/ Prospectus) will be or become, a director of Pinnacle Financial Services, Inc., as the surviving corporation in the CB Merger ("Pinnacle").
I hereby consent to being so named and confirm my consent to serve in such capacity. In addition, to the extent I am named in the Joint Proxy Statement/Prospectus as a person who is, or will be or become, an Executive Officer or other officer of Pinnacle or a director or officer of any subsidiary thereof, I hereby consent to being so named and confirm my consent to serve in such capacity.

Date:                         Signature:


                               /s/ Joseph F. Heffernan
June 12, 1997                 -------------------------------
                              Name:  Joseph F. Heffernan